UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20599

                                    FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)      June 25, 2003
                                                       ---------------------

                   BASSETT FURNITURE INDUSTRIES, INCORPORATED
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

           VIRGINIA                        0-209                  54-0135270
-------------------------------     --------------------     -------------------
(State or other jurisdiction of     (Comission File No.)       (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                 3525 FAIRYSTONE PARK HIGHWAY
                 BASSETT, VIRGINIA                                 24055
     ---------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

         Registrant's telephone number, including area code    276/629-6000
                                                            --------------------
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Item 5.  Other Events

On June 25, 2003, Bassett Furniture Industries issued the news release attached hereto as Exhibit (99) to this report (the "News Release") relating to, among other things, the financial results for the second quarter of fiscal year 2003. A copy of the press release announcing this information is attached to this report as Exhibit 99 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

               (99) News release issued by Bassett Furniture Industries on June
                    25, 2003.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date:  June 25, 2002               By: /s/ Barry C. Safrit
                                   --------------------------------------------
                                   Barry C. Safrit
                                   Title:   Vice President, Chief Financial
                                            Officer


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                                  EXHIBIT INDEX


                                   Description

Exhibit No. 99          News release issued by Bassett Furniture Industries on
                        June 25, 2003.